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                                                                      EXHIBIT 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 333-68595 of Commercial National Financial Corporation on Form S-8 of our report dated May 23, 2001, included in this Annual Report on Form 11-K of Commercial Bank Employee Savings and Stock Ownership Plan for the year ended December 31, 2000.




                                            Crowe, Chizek and Company LLP


South Bend, Indiana
June 27, 2001